SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:
                                November 10, 2003


                                DST SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                      1-14036                 43-1581814
(State or other jurisdiction   (Commission file number)       (IRS Employer
       of incorporation)                                  Identification Number)


                333 West 11th Street, Kansas City, Missouri 64105
               (Address of Principal Executive Office) (Zip Code)

                                 (816) 435-1000
               Registrant's telephone number, including area code:

                                 Not Applicable
          (Former name or former address if changed since last report)

Item 11.  TEMPORARY  SUSPENSION OF TRADING UNDER  REGISTRANT'S  EMPLOYEE BENEFIT
          PLANS

On November 10, 2003, DST Systems, Inc. (the "Company") provided a notice to its directors and officers pursuant to Rule 104(b)(2) of Regulation BTR with respect to the transition and blackout periods under the DST Systems, Inc. 401(k) Profit Sharing Plan and the DST Systems of California, Inc. 401(k) Retirement Plan. The notice is attached hereto as Exhibit 99 and is incorporated herein by reference. The Company received notice required by section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 on November 3, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DST SYSTEMS, INC.


Date:    November 18, 2003              By: /s/ Randall D. Young
                                            ------------------------------------
                                            Randall D. Young
                                            Vice President, General Counsel, and
                                                Secretary


EXHIBIT INDEX
-------------
Exhibit No.         Description
-----------         -----------
99                  Important Notice of DST Stock Trading Blackout Period, dated
                    November 10, 2003

              IMPORTANT NOTICE OF DST STOCK TRADING BLACKOUT PERIOD


TO:        Section 16 (b) Reporting Persons of DST Systems, Inc. ("DST")

FROM:      Randall D. Young, General Counsel

RE:        Prohibition on Trading in DST Securities During a Blackout Period

DATE:      November 10, 2003

                       ==================================

o This notice is to advise you that there will be a blackout period under the two DST 401(k) plans, during which there will be a trading blackout prohibiting you from effecting certain transactions in DST Securities.

o During the blackout period, the ability of the 401(k) plans to trade in DST stock will be suspended in order to allow reconciliation of accounts in connection with (1) the transfer of assets from the DST Systems of California, Inc. 401(k) Retirement Plan into the DST Systems, Inc. 401(k) Profit Sharing Plan as part of a merger of those plans, and (2) the change in recordkeeper for the DST Systems, Inc. 401(k) Profit Sharing Plan from UMB Bank to Marshall & Ilsley Trust Company. As required by the U.S. Department of Labor, on November 3, 2003, we sent affected parties notice of the 401(k) blackout periods.

o THE TRADING BLACKOUT PERIOD WILL BEGIN ON DECEMBER 26, 2003 AND IS EXPECTED TO END ON JANUARY 23, 2004. While we expect a smooth transition, you will be notified if an extension of the blackout period is needed.

o Because you are a Section 16(b) Reporting Person, during the trading blackout period, you may not purchase, sell or otherwise acquire or transfer any equity securities of DST or derivative securities of DST equity securities (collectively, "DST Securities"), unless a specific exemption applies.

o    By way of example, during the trading blackout period, you may not

          1. Engage in open market or private transactions in DST Securities (the next page contains more information on the prohibition against dispositions of DST Securities).

          2.   Exercise DST stock options.

          3. Direct the transfer of funds in your 401(k) plan account into or out of the DST stock fund.

          4. Allow DST Securities to be used to satisfy tax withholding obligations.

o    However, you may,

          1.   Purchase  or  sell  DST  Securities  pursuant  to a  pre-existing
               trading   arrangement  that  satisfies  the  conditions  of  Rule
               10b5-1(c).

          2.   Purchase DST  Securities  under either of the 401(k) plans in the
               normal  course  of  on-going  employee   deferrals   pursuant  to
               directions you made prior to the trading blackout period.

          3. Purchase DST Securities in the ordinary course under the DST Systems, Inc. Employee Stock Purchase Plan.

          4. Acquire or dispose of DST Securities through a bona fide gift or a transfer by will or the laws of descent and distribution. TO AVOID ANY DOUBT ABOUT QUALIFYING FOR THIS EXCEPTION, ALL GIFTS OF DST SECURITIES TO CHARITABLE TRUSTS AND FOUNDATIONS SHOULD BE MADE PRIOR TO DECEMBER 26, 2003.

o The prohibition on dispositions of DST Securities only applies to DST Securities acquired in connection with your service as a director or employee of DST. However, there is a rebuttable presumption that ANY DST Securities sold during the trading blackout period were acquired in connection with your service for DST. This presumption may only be rebutted if you can demonstrate that you acquired them prior to your service with DST in a transaction unrelated to your service with DST.

o If you engage in a transaction in DST Securities in violation of these restrictions, regardless of your intent, DST (or a DST shareholder acting on behalf of DST) may bring an action to recover any profits you realized as a result of the transaction. In addition, the Securities Exchange Commission may bring an action seeking to prevent a violation of the restrictions from taking place or to impose penalties or any other available remedies.

o    You may  contact  Randall  D.  Young,  General  Counsel,  by  telephone  at
     816.435.8651 with any questions that you may have concerning the trading blackout period or the trading restrictions. ANY TRANSACTION BY YOU OR YOUR FAMILY MEMBERS INVOLVING DST SECURITIES (INCLUDING CHARITABLE GIFTS) BETWEEN THE DATE OF THIS NOTICE AND THE END OF THE TRADING BLACKOUT PERIOD MUST BE PRE-APPROVED BY MR. YOUNG.